UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard

Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2013, at the annual meeting of stockholders of Apache Corporation (“Apache”), the Company’s stockholders voted to approve an amendment (the “Amendment”) to Apache’s 2011 Omnibus Equity Compensation Plan (the “2011 Plan”). The 2011 Plan was initially approved by Apache’s stockholders on May 5, 2011, pursuant to which approval Apache reserved 25,500,000 shares for issuance under the 2011 Plan. Pursuant to the Amendment, Apache has reserved an additional 17,000,000 shares for issuance under the 2011 Plan. The Stock Option Plan Committee of Apache’s Board is charged with the administration of the 2011 Plan. The foregoing description of the 2011 Plan is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 below is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2013, Apache’s board of directors (the “Board”) amended Apache’s Bylaws (the “Amended Bylaws”) effective immediately. The following is a summary of the principal changes:

•

15% Special Meeting Right. Article IV, Section 3 has been amended to give stockholders the right to call a special meeting of stockholders upon written request of holders of record who hold a “net long position” (as defined in the Amended Bylaws) of not less than fifteen percent (15%) of the voting power of Apache’s outstanding shares of common stock. Article IV, Section 3, as amended, sets forth the procedures and required disclosure applicable to stockholders requesting a special meeting of stockholders. A stockholder or group of stockholders requesting a special meeting must have held the requisite voting power continuously for at least three years before the date of submitting the written request for the special meeting and are required to include information and representations with the written request concerning the identity of the stockholders requesting such meeting, the purpose or purposes of the special meeting and the matters to be considered at such meeting, the number of shares intended to be counted in determining whether the stockholders making such request hold the requisite voting power. The Amended Bylaws provide that a special meeting request may be disregarded or a stockholder meeting not be held if (i) the stated business is not a proper subject for stockholder action under applicable law or (ii) the same business will be considered at a special or regular meeting of stockholders called by the Board within ninety (90) days after the special meeting request is delivered to or received by Apache.

•

Eliminate Executive Committee: Article V, section 13 was revised and section 14 was deleted to eliminate all references to the Executive Committee that were previously contained in Article V of the Company’s bylaws.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended bylaws, which are filed herewith as Exhibit 3.1 and are incorporated herein by reference in their entirety.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Apache held on Thursday, May 16, 2013, there were 391,842,153 shares of Apache common stock, par value $0.625 per share, eligible to vote, of which 330,629,247 shares, or 84 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve three-year terms expiring at the 2016 annual meeting of stockholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non-Votes
Eugene C. Fiedorek	273,763,603	17,942,832	1,691,459	37,231,353
Chansoo Joung	276,651,925	14,959,236	1,786,733	37,231,353
William C. Montgomery	275,642,062	16,224,962	1,530,870	37,231,353

•	The appointment of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2013 was ratified by the majority of shares voted, including abstentions:

• For	• Against	• Abstentions	• Broker Non-Votes
325,855,638	3,185,044	1,588,565	0

•

In a non-binding advisory vote on the compensation of Apache’s named executive officers as disclosed in Apache’s 2013 proxy statement (commonly known as “say on pay”), the compensation of Apache’s named executive officers was not approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
146,181,120	142,919,744	4,296,795	37,231,588

•	An amendment to Apache’s 2011 Omnibus Equity Compensation Plan was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
276,970,248	13,975,323	2,447,998	37,235,678

•

An amendment to Apache’s Restated Certificate of Incorporation (the “Certificate”) to eliminate the classified board to provide for the annual election of all directors was not approved by eighty percent (80%) of the shares outstanding as required by the Certificate:

For	Against	Abstentions	Broker Non-Votes
289,476,141	2,061,835	1,856,193	37,235,078

Item 8.01 Other Events.

The Board also adopted the following policies:

Director and Executive Officer Compensation and Governance

•	Chief Executive Officer Target Total Compensation: was reduced by 18 percent as compared to 2012 reported compensation in our 2013 proxy statement, including the following:

•	The target bonus was reduced to 150 percent of base salary from 200 percent of base salary.

•	The 2013 target equity grant was reduced by 29 percent as compared to 2012 target equity grant.

•	Elimination of all tax gross ups: going forward, the Board eliminated tax gross ups on life insurance, the only remaining tax gross-up payment to Apache’s executive officers.

•	Director Compensation: reduction of the equity component of director compensation to $150,000 from $200,000 so that total director compensation is reduced to $300,000 from $350,000.

•	Director Retirement Age: the Board implemented a mandatory retirement age of 75 years for all future directors first elected at or after the 2013 annual meeting of stockholders.

•	Human Rights Principles: the Board adopted the Apache Corporation Human Rights Principles, which are available on Apache’s website at www.apachecorp.com.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1 –	Bylaws of Apache Corporation as amended May 16, 2013.

10.1 –	Amendment to Apache Corporation 2011 Omnibus Equity Compensation Plan, effective May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Date: May 17, 2013	/s/ Thomas P. Chambers
Thomas P. Chambers,
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

3.1 –	Bylaws of Apache Corporation as amended May 16, 2013.

10.1 –	Amendment to Apache Corporation 2011 Omnibus Equity Compensation Plan, effective May 16, 2013.